UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 22, 2018
Date of Report (Date of earliest event reported)

STORE Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8377 East Hartford Drive, Suite 100 Scottsdale, AZ	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 22, 2018, STORE Capital Corporation, a Maryland corporation (the “Company”), completed the issuance of $626,000,000 aggregate principal amount of STORE Master Funding Net-Lease Mortgage Notes, Series 2018-1 (the “Notes”) by STORE Master Funding I, LLC; STORE Master Funding II, LLC; STORE Master Funding III, LLC; STORE Master Funding IV, LLC; STORE Master Funding V, LLC; STORE Master Funding VI, LLC; and STORE Master Funding VII, LLC (together, the “Issuers”).  Each of the Issuers is a Delaware limited liability company and a wholly owned, special purpose bankruptcy-remote, indirect subsidiary of the Company.  Notes in the aggregate principal amount of $592,000,000 were issued to qualified institutional investors (the “Class A Notes”).  The remaining Notes, in the principal amount of $34,000,000, were issued to an affiliate of the Company (the “Class B Notes”).

The Company and the Issuers entered into a Note Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC (together, the “Initial Purchasers”), pursuant to which the Issuers sold the Class A Notes to the Initial Purchasers in reliance on certain exemptions from registration under the Securities Act of 1933, as amended (the “Act”) and upon certain representations and warranties made by the Initial Purchasers in the Purchase Agreement. The Purchase Agreement also contained customary representations, warranties and agreements by the Company and the Issuers.

The Notes

The Notes were issued in five classes: (i) Class A-1 (AAA), (ii), Class A-2 (AAA), (iii) Class A-3 (A+), (iv) Class A-4 (A+), and (v) Class B (BBB), with such classes bearing the following initial principal amounts, annual interest rates, anticipated repayment dates, and Standard & Poor’s ratings, respectively:

Class	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rating (S&P)
A-1 (AAA)	$150,000,000	3.96%	October 2024	AAA(sf)
A-2 (AAA)	$228,000,000	4.29%	October 2027	AAA(sf)
A-3 (A+)	$50,000,000	4.40%	October 2024	A+(sf)
A-4 (A+)	$164,000,000	4.74%	October 2027	A+(sf)
B (BBB)	$34,000,000	5.72%	October 2027	BBB(sf)

The Company and the Issuers intend to use the net proceeds from the sale of the Class A Notes to refinance or repay certain indebtedness, fund certain reserves, pay fees and expenses related to the issuance and fund other general corporate purposes.  The Class B Notes are being retained by an affiliate of the Company and some or all of them may be sold in the future.

Indenture and Indenture Supplement

The Notes were issued pursuant to the Sixth Amended and Restated Master Indenture, dated as of October 22, 2018 (the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”) and are governed by the Series 2018-1 Supplement to the Indenture entered into by the Issuers and the Indenture Trustee as of October 22, 2018 (the “Indenture Supplement”).  From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto. The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers and any Co-Issuer.

Under the Indenture, the Notes are subject to events of default that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. The Notes are subject to early amortization events that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (i) the average cash flow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the anticipated repayment date for such class of notes. The occurrence of an early amortization event or an event of default could result in the early amortization of the Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

Property Management and Services Agreement

In connection with the issuance of the Notes, the Company also has entered into the Fifth Amended and Restated Property Management and Servicing Agreement, dated October 22, 2018 (the “Property Management Agreement”), among the Company, the Issuers, the Indenture Trustee and KeyBank National Association (“KeyBank”).  Under the Property Management Agreement, the Company serves as the property manager and special servicer and is responsible for servicing and administering the assets securing the Notes. KeyBank acts as the back-up manager and sub-manager and, among other things, is responsible for collecting and remitting monthly lease payments and other amounts to the Indenture Trustee on behalf of the Company.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to the types of business they may conduct and other customary covenants for a bankruptcy-remote special purpose entity. The Property Management Agreement and the Indenture permit the Issuers to substitute real estate collateral from time to time for assets securing the Notes subject to certain conditions and limitations. The Property Management Agreement requires the Company to make reimbursable advances of principal and interest in respect of the Notes and reimbursable servicing advances in respect of the collateral under certain circumstances.

The foregoing description in this Item 1.01 is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Indenture Supplement and the Property Management Agreement, which are attached to this Report as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1
Sixth Amended and Restated Master Indenture, dated as of October 22, 2018, by and among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, and STORE Master Funding VII, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to Net-Lease Mortgage Notes.

4.2
Series 2018-1 Indenture Supplement, dated as of October 22, 2018, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, and STORE Master Funding VII, LLC, each a Delaware limited liability company, and Citibank, N.A., as indenture trustee.

10.1
Fifth Amended and Restated Property Management and Servicing Agreement, dated as of October 22, 2018, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, and STORE Master Funding VII, LLC, each a Delaware limited liability company, STORE Capital Corporation, a Maryland corporation, as property manager and special servicer, and KeyBank National Association, as back-up manager.

99.1	Press release dated October 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: October 23, 2018
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel